Income Taxes (Reconciliation Between Reported Provision For Income Taxes And Amount Computed By Statutory Federal Income Tax Rate) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jun. 26, 2013	Jun. 27, 2012	Jun. 29, 2011
Income Tax Disclosure [Abstract]
Income tax expense at statutory rate	$ 80,610	$ 73,083	$ 64,165
FICA tax credit	(16,450)	(16,609)	(15,779)
State income taxes, net of Federal benefit	6,368	4,750	(316)
Other	(3,572)	(3,647)	(5,801)
Income Tax Expense (Benefit), Continuing Operations, Total	$ 66,956	$ 57,577	$ 42,269